SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest event reported) February 23rd, 2003

                                 WINCROFT, INC.
             (Exact Name of Registrant as Specified in its Charter)


     Colorado                0-12122             84-0601802
   (State of               (Commission         (IRS Employer
   Incorporation)           File Number)        Identification No.)


               18170 Hillcrest Road,Suite 100,Dallas, Texas 75252
                    (Address of Principal Executive Offices)




Registrant's telephone number, including area code:   (972) 612 1400

Item 5.  Other Events

         On February 23, 2003, Registrant accepted for treasury for nil consideration 700,000 shares in Registrant from an affiliate of its President.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WINCROFT, INC.


                                        By:  /s/ Daniel Wettreich
                                                Daniel Wettreich
                                                President

Dated:  February 26th, 2003